UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 21, 2025

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	ONC	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, BeiGene, Ltd. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 7, 2025 (the “Proxy Statement”), there were 1,403,281,823 ordinary shares entitled to vote at the Annual Meeting as of the record date of March 26, 2025 (the “Record Date”), including ordinary shares in the form of American Depositary Shares (“ADSs”), each representing 13 ordinary shares, and ordinary shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange and traded in RMB (“RMB shares”).

At the Annual Meeting, of the ordinary shares entitled to vote, 995,428,431 ordinary shares, including ordinary shares represented by ADSs, or approximately 70.94% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 1 through 3 and 5 through 12; and 994,683,631 ordinary shares, including ordinary shares represented by ADSs, or approximately 70.88% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 4. In accordance with the Seventh Amended and Restated Memorandum and Articles of Association of the Company, the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Ordinary resolution: to re-elect Mr. Anthony C. Hooper to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
955,966,360	39,019,079	442,992	—

Accordingly, Mr. Anthony C. Hooper was re-elected to serve as a Class III director.

(2) Ordinary resolution: to re-elect Mr. Ranjeev Krishana to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
889,779,032	105,545,148	104,251	—

Accordingly, Mr. Ranjeev Krishana was re-elected to serve as a Class III director.

(3) Ordinary resolution: to re-elect Dr. Xiaodong Wang to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
986,537,037	8,838,111	53,283	—

Accordingly, Dr. Xiaodong Wang was re-elected to serve as a Class III director.

(4) Ordinary resolution: to re-elect Mr. Qingqing Yi to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
846,279,409	104,502,353	43,901,869	—

Accordingly, Mr. Qingqing Yi was re-elected to serve as a Class III director.

(5) Ordinary resolution: to re-elect Ms. Shalini Sharp to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
984,606,596	10,743,227	78,608	—

Accordingly, Ms. Shalini Sharp was re-elected to serve as a Class II director.

The proposals for the election of directors related solely to the election of Class II and Class III directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. John V. Oyler, Dr. Alessandro Riva, and Dr. Corazon (Corsee) D. Sanders.

(6) Ordinary resolution: to ratify the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non- Votes
989,293,505	6,022,731	112,195	—

Accordingly, the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors was ratified.

(7) Ordinary resolution: to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non- Votes
990,512,864	4,857,618	57,949	—

Accordingly, the Board of Directors was authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2025.

(8) Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
718,341,983	277,017,691	68,757	—

Accordingly, the General Mandate to Issue Shares was approved.

(9) Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Repurchase Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
995,228,481	99,225	100,725	—

Accordingly, the General Mandate to Repurchase Shares was approved.

(10) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in the Proxy Statement (the “Connected Person Placing Authorization”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
433,370,937	323,275,399	238,782,095	—

Accordingly, the Connected Person Placing Authorization was approved.

(11) Ordinary resolution: non-binding, advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
875,115,139	120,242,425	70,867	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

(12) Ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposed resolutions 1 to 11:

Votes For	Votes Against	Abstentions	Broker Non- Votes
789,834,365	205,550,419	43,647	—

Accordingly, the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of the proposed resolutions 1 to 11, was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: May 21, 2025	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel